COMMON STOCK                                                       COMMON STOCK

    NUMBER                           HAWAIIAN                        SHARES
  H-                                 NATURAL
                                WATER COMPANY, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF HAWAII
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                              CUSIP 419883 10 3

THIS CERTIFIES THAT





IS THE OWNER OF


                   COUNTERSIGNED AND REGISTERED:
                         CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                        (New York, NY)      TRANSFER AGENT
                                                             AND REGISTRAR
BY

                                                        AUTHORIZED OFFICER


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE OF
                     HAWAIIAN NATURAL WATER COMPANY, INC.


(herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed or assigned for transfer. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ Brian Barbata                                             /s/ Marcus Bender
    SECRETARY                                                         PRESIDENT


                       HAWAIIAN NATURAL WATER COMPANY, INC.
                         INCORPORATED STATE OF HAWAII
                                SEPT. 13, 1994


                                     [SEAL]

                     HAWAIIAN NATURAL WATER COMPANY, INC.
-------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM- as tenants in common      UNIF GIFT MIN ACT-________ Custodian _______
TEN ENT- as tenants by the                            (Cust)            (Minor)
         entireties
JT TEN- as joint tenants with
right of survivorship and                         under Uniform Gifts to Minors
not as tenants in common                          Act__________________________
                                                              (State)

     Additional abbreviations may also be used though not in the above list.

     For Value received, ______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ___________________


                                       X_______________________________________


                                       X_______________________________________

                                       NOTICE: THE SIGNATURE(S) TO THIS
                                       ASSIGNMENT MUST CORRESPOND WITH THE
                                       NAME(S) AS WRITTEN UPON THE FACE OF
                                       THE CERTIFICATE, IN EVERY PARTICULAR
                                       WITHOUT ALTERATION OR ENLARGEMENT OR
                                       ANY CHANGE WHATSOEVER.

                 SIGNATURE GUARANTEED: ________________________________________

                                       THE SIGNATURE(S) SHOULD BE GUARANTEED
                                       BY AN ELIGIBLE GUARANTOR INSTITUTION,
                                       (BANKS, STOCKBROKERS, SAVINGS AND
                                       LOAN ASSOCIATIONS AND CREDIT UNIONS
                                       WITH MEMBERSHIP IN AN APPROVED
                                       SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                       PURSUANT TO S.E.C. RULE 17Ad-15.